SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – September 13, 2010

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Columbia Laboratories, Inc. (the “Company”) was held on September 13, 2010. Proxies were solicited pursuant to the Company’s proxy statement filed on August 3, 2010, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

All shares of Columbia’s Common Stock, par value $0.01 per share (“Common Stock”), Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), and Series E Convertible Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), owned as of the close of business on July 15, 2010 (the “Record Date”) had voting rights. Each share of Common Stock was entitled to one vote. Each share of Series B Preferred Stock was entitled to 20 votes (which is the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible).  Each share of Series E Preferred Stock was entitled to 50 votes (which is the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible). On the Record Date, there were approximately 84,134,294 shares of Common Stock issued and outstanding (each of which is entitled to one vote per share), 130 shares of Series B Preferred Stock issued and outstanding having voting power equal to 2,600 shares of Common Stock, and 59,000 shares of Series E Preferred Stock issued and outstanding having voting power equal to 2,950,000 shares of Common Stock.  The voting power of shares present or represented by valid proxy at the Annual Meeting was 77,009,056.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified and (ii) to ratify the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Valerie L. Andrews, Edward A. Blechschmidt, Frank C. Condella, Jr., Cristina Csimma PharmD, Stephen G. Kasnet, and G. Frederick Wilkinson were duly elected as the Company’s Board of Directors. The results of the election were as follows:

Director	For	Withheld	Broker Non-Votes
Valerie L. Andrews	38,011,272	682,347	38,315,437
Edward A. Blechschmidt	38,006,473	687,146	38,315,437
Frank C. Condella, Jr.	38,083,684	609,935	38,315,437
Cristina Csimma, PharmD	38,140,076	553,543	38,315,437
Stephen G. Kasnet	38,013,397	680,222	38,315,437
G. Frederick Wilkinson	38,071,076	622,543	38,315,437

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, was ratified. The results of the ratification were as follows:

For	Against	Abstain
75,793,606	1,189,360	26,090

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 2010

COLUMBIA LABORATORIES, INC.

By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President
and Chief Financial Officer